Conversion Of $600,000 Convertible Note	12 Months Ended
Dec. 31, 2010
Conversion Of $600,000 Convertible Note
Conversion Of $600,000 Convertible Note
10.	CONVERSION OF $600,000 CONVERTIBLE NOTE:

In December 2009, we sold an aggregate of 92,448 shares of our Series G Convertible Preferred Stock (the "Series G Preferred Stock") at a price of $13.00 per share under a Purchase Agreement with each of Life Sciences Opportunities Fund II, L.P. and Life Sciences Opportunities Fund (Institutional) II, L.P. (together "LOF"). Gross proceeds from the sale were $1.2 million, payable by payment of $0.5 million in cash and the cancellation of the $0.6 million outstanding principal amount of and $0.1 million accrued interest through December 18, 2009 on two convertible subordinated promissory notes, dated as of December 5, 2007, issued by us to LOF.